UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2012

Dell Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way, Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  As described in Item 5.07 of this Current Report on Form 8-K, on July 13, 2012, at the 2012 Annual Meeting of Stockholders of Dell Inc. (the “Company”), the Company’s stockholders approved the Dell Inc. 2012 Long-Term Incentive Plan (the “2012 LTIP”). The 2012 LTIP was approved by the Company’s Board of Directors on May 15, 2012, subject to receipt of stockholder approval, and became effective upon receipt of stockholder approval on July 13, 2012.

The following description of certain terms of the 2012 LTIP is qualified in all respects by the terms of the 2012 LTIP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02(e).

Term.  The 2012 LTIP terminates automatically ten years after its effective date, unless it is earlier terminated by the Board.

Eligible Participants.    Awards may be granted under the 2012 LTIP to individuals who are (1) employees, officers and directors of Dell or any of its subsidiaries or other affiliates, and (2) consultants, contractors and advisers to Dell or any of its subsidiaries or other affiliates who provide services to any of those entities.

Awards.    The following types of awards may be made under the 2012 LTIP, subject to limitations set forth in the 2012 LTIP:

•	Stock options, which may be either incentive stock options or non-qualified stock options;

•	Restricted stock;

•	Restricted stock units;

•	Performance shares or other performance-based awards;

•	Dividend equivalent rights;

•	Stock appreciation rights;

•	Other equity-based awards, including unrestricted stock; and

•	Cash awards.

Shares Available for Issuance.  Subject to adjustment as provided in the 2012 LTIP, the maximum number of shares of the Company’s common stock that are available for issuance under the 2012 LTIP is 75 million shares, plus the number of shares subject to awards outstanding under the Company’s Amended and Restated 2002 Long-Term Incentive Plan as of July 13, 2012 (the effective date of the 2012 LTIP) which thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares.

A description of the material terms of the 2012 LTIP is set forth in Proposal 4, under the heading “Approval of the Dell Inc. 2012 Long Term Incentive Plan,” in the Company’s definitive proxy statement on Schedule 14A for the 2012 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on May 24, 2012.

The Leadership Development and Compensation Committee of the Board, which has been delegated the power and authority to administer the 2012 LTIP, has approved, for issuance of awards under the 2012 LTIP, a form of restricted stock unit agreement, a form of deferred stock unit agreement for non-employee directors, a form of restricted stock unit agreement for non-employee directors, and a form of nonstatutory stock option agreement. The forms of restricted stock unit agreement, deferred stock unit agreement for non-employee directors, restricted stock unit agreement for non-employee directors, and nonstatutory stock option agreement are filed as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated by reference in this Item 5.02(e).

Item 5.07 – Submission of Matters to a Vote of Security Holders.

(a)  On July 13, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) at which the Company’s stockholders voted on the four proposals identified below.

(b)  The final voting results with respect to each proposal voted upon at the 2012 Annual Meeting are set forth below. As of the record date for the 2012 Annual Meeting, holders of a total of 1,755,906,248 shares of outstanding common stock were entitled to vote on the proposals.

Proposal 1 – Election of Directors

The stockholders approved the Company’s proposal for the election of twelve nominees to the Board of Directors by the affirmative vote of a majority of the shares of common stock present or represented by proxy at the 2012 Annual Meeting, as set forth below:

	For	Against	Abstentions	Broker Non-Votes

James W. Breyer	1,255,273,066	35,500,716	5,387,028	203,563,818

Donald J. Carty	1,203,098,766	88,064,191	4,997,853	203,563,818

Janet F. Clark	1,280,636,691	10,547,041	4,977,078	203,563,818

Laura Conigliaro	1,283,922,941	7,255,300	4,982,569	203,563,818

Michael S. Dell	1,253,569,647	38,433,955	4,157,208	203,563,818

Kenneth M. Duberstein	1,263,705,782	27,069,092	5,385,936	203,563,818

William H. Gray, III	1,268,141,065	23,017,175	5,002,570	203,563,818

Gerard J. Kleisterlee	1,265,946,744	25,215,534	4,998,532	203,563,818

Klaus S. Luft	1,271,980,828	19,175,445	5,004,537	203,563,818

Alex J. Mandl	1,272,329,842	18,828,477	5,002,491	203,563,818

Shantanu Narayen	1,276,763,154	14,400,743	4,996,913	203,563,818

H. Ross Perot, Jr.	1,269,938,282	21,266,961	4,955,567	203,563,818

Proposal 2 — Ratification of Independent Auditor

The stockholders approved the Company’s proposal for ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2013, as set forth below:

For	Against	Abstentions	Broker Non-Votes
1,475,536,523	18,942,243	5,245,862	-

Proposal 3 – Advisory Vote on Named Executive Officer Compensation

The stockholders approved, by a non-binding advisory vote, the Company’s proposal to approve the compensation of its named executive officers as disclosed in the proxy statement for the 2012 Annual Meeting, as set forth below:

For	Against	Abstentions	Broker Non-Votes
1,267,093,984	24,292,675	4,774,151	203,563,818

Proposal 4 – Approval of the Dell Inc. 2012 Long-Term Incentive Plan

The stockholders approved the Company’s proposal to approve the Dell Inc. 2012 Long-Term Incentive Plan, as set forth below:

For	Against	Abstentions	Broker Non-Votes
1,205,349,002	86,208,321	4,603,487	203,563,818

Item 9.01 – Financial Statements and Exhibits.

Dell herewith files the following documents as exhibits to this Current Report on Form 8-K:

(d)	Exhibits

Exhibit Number	Description

10.1	Dell Inc. 2012 Long-Term Incentive Plan

10.2	Form of Stock Unit Agreement under the 2012 Long-Term Incentive Plan

10.3	Form of Deferred Stock Unit Agreement for Non-Employee Directors under the 2012 Long-Term Incentive Plan

10.4	Form of Restricted Stock Unit Agreement for Non-Employee Directors under the 2012 Long-Term Incentive Plan

10.5	Form of Nonstatutory Stock Option Agreement under the 2012 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.

Date: July 19, 2012	By:	/s/ Janet B. Wright
Janet B. Wright, Vice President and Assistant Secretary (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Dell Inc. 2012 Long-Term Incentive Plan

10.2	Form of Stock Unit Agreement under the 2012 Long-Term Incentive Plan

10.3	Form of Deferred Stock Unit Agreement for Non-Employee Directors under the 2012 Long-Term Incentive Plan

10.4	Form of Restricted Stock Unit Agreement for Non-Employee Directors under the 2012 Long-Term Incentive Plan

10.5	Form of Nonstatutory Stock Option Agreement under the 2012 Long-Term Incentive Plan